SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):

 October 18, 2005

MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-7955	41-0950791
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

 201 Mentor Drive
Santa Barbara, California 93111
(Address of principal executive offices)

 Registrant's telephone number, including area code:
(805) 879-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition

On October 18, 2005, Mentor Corporation issued a press release announcing its preliminary financial results for the second quarter of 2006 ended September 30, 2005 and sales and earnings guidance for the full year 2006.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01          Other Events

Mentor Corporation issued a press release on October 18, 2005 regarding its business strategy.  The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release of Mentor Corporation, dated October 18, 2005
99.2	Press Release of Mentor Corporation, dated October 18, 2005

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR CORPORATION

Date: October 18, 2005	/s/JOSHUA H. LEVINE
Joshua H. Levine
Chief Executive Officer

Date: October 18, 2005	/s/LOREN L. MCFARLAND
Loren L. McFarland
Chief Financial Officer